Exhibit 99.1



Crawford & Company® Investor Presentation

March 2018

22nd Annual CFA NY Insurance Conference

Forward-Looking Statements This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company's website at www.crawfordandcompany.com. Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. Revenues Before Reimbursements ("Revenues") Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. Segment and Consolidated Operating Earnings Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings exclude income taxes, interest expense, amortization of customer-relationship intangible assets, goodwill impairment charges, restructuring and special charges, stock option expense, earnings or loss attributable to non-controlling interests, and certain unallocated corporate and shared costs and credits. Consolidated operating earnings is the total of segment operating earnings and certain unallocated and shared costs and credits. Earnings Per Share The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock than on the voting Class B Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and amount of consideration as holders of Class B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common Stock, voting as a class. In certain periods, the Company has paid a higher dividend on CRD-A than on CRD-B. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. Non-GAAP Financial Information For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation. Total Compensation ”Total Compensation" includes compensation, payroll taxes, and benefits provided to the employees of the Company, as well as payments to outsourced service providers that augment our staff. The difference between “Total Compensation” and the total of “Direct Compensation, Fringe Benefits & Non-Employee Labor” of our segments in our “Management’s Discussion and Analysis” in our Form 10-Q and Form 10-K represents the compensation, payroll taxes and benefits and payment to outsourced service providers that augment our staff for certain administrative functions performed by central headquarters staff that are included in “Expenses Other Than Direct Compensation, Fringe Benefits & Non-Employee Labor” of our segments. Forward-Looking Statements and Additional Information

Refreshed Mission & Vision Mission: To restore and enhance lives, businesses and communities Vision: To be the leading provider and most trusted source for expert assistance, serving those who insure and self insure the risks of businesses and communities anywhere in the world

# Crawford & Company At A Glance

## The world's largest publicly listed independent provider of global claims management solutions

**Organized across three operating segments:**

1. **P&C Adjusting Solutions**
   - Crawford Claims Solutions
2. **TPA Solutions**
   - Broadspire
3. **Specialty Solutions**
   - Large or complex claims (Global Technical Services)
   - Managed repair services (Contractor Connection)
   - Legal administrative services (GCG)

**FY17 Revenue: $1.106 Billion**



Specialty Solutions
32%
P&C Adjusting Solutions
33%
TPA Solutions
35%

**1.5 Million** – Claims Handled Worldwide

**$14 Billion** – Claims Payments Annually

**8,800+** – Total Employees

| | |
|---|---|
| Exchange / Ticker(s) | NYSE / "CRD-A" & "CRD-B" |
| Market Capitalization[1] | $438.8mm (Both Share Classes) |
| Annual Dividend | $0.28 (CRD-A), $0.20 (CRD-B) |
| Current Dividend Yield | 3.6% (CRD-A), 2.4% (CRD-B) |
| 2018 P/E Ratio[1] | 8.8x (CRD-A), 10.3x (CRD-B) |

(1) *As of March 14, 2018*

Crawford GLOBAL TECHNICAL SERVICES™ | Broadspire A CRAWFORD COMPANY | CONTRACTOR CONNECTION | gcg A CRAWFORD COMPANY | Crawford

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Crawford & Company Crawford Claims Solutions P&C Adjusting Solutions 1.2 million P&C claims managed 70 Countries with physical location 40,000 WeGoLook® Lookers Global Technical Services Large or Complex Claims 400+ Global technical adjusters 2,500 Claims managed $4.2 billion Indemnity dollars Contractor Connection Managed Repair Services 6,000 Contractors in network 350,000 Assignments $2.5 billion Total project costs Broadspire Global TPA $1 billion Managed medical spend $2.5 billion Claims paid 400,000 Claims managed GCG Legal Settlement Services $4.0 billion Payments to claimants $194 million CAD settlement awards 7.6 million Claims processed Comprehensive experience across the spectrum of the claims world1 (1) Figures are approximate reflecting 2016 and 2017 activity

6 5 3 2 4 1 Realigned operating segments to sharpen the method of delivery to Crawford’s clients and better position Crawford’s global sales teams to offer innovative solutions, expand market share, and deliver sales growth Re-Organized into Global Service Lines Goal: Deliver Sustained Revenue Growth Long-term goal of delivering 5% revenue growth and 15% earnings growth, annually Driving Innovation to Solve Industry Challenges Crawford is harnessing the expertise and product depth from across the Company and bringing them together to solve the challenges of Carriers, Corporations and Intermediaries through the development of innovative solutions Two Years of Strength in Earnings Crawford has grown non-GAAP earnings per share (CRD-B) at a 24.6% 2-year CAGR driven by expense reduction and operational improvement Strong Management Team Crawford’s management team has extensive knowledge and experience in creating value at large service organizations, and brings best-in-class leadership skills to bear for all of Crawford’s stakeholders Favorable Capital Return Profile Dividend yield has shown a positive trajectory as Crawford continues to return capital to shareholders via both quarterly cash dividends and share repurchases Investment Thesis Innovating to Accelerate Growth Developing innovative solutions to accelerate growth, improve the customer experience and reduce costs

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# Executive Management Team

| Name | Background | Experience |
| --- | --- | --- |
| **Harsha V. Agadi**<br>President and Chief Executive Officer | • Leadership positions at both public and private companies, including several Fortune 500 companies<br>• Member of the Crawford Board of Directors since 2010 | • 30 Years |
| **Rohit Verma**<br>Chief Operating Officer | • 10 years of recent experience at Zurich North America<br>• Previously management consultant with McKinsey & Company and Deloitte Consulting | • 20 Years |
| **Bruce Swain**<br>Chief Financial Officer | • CFO since 2006 with experience in public and corporate accounting<br>• Held multiple financial positions over 25 years at Crawford | • 30 Years |
| **Danielle Lisenbey**<br>President, TPA Solutions, Broadspire | • Former COO for Broadspire, responsible for the operation of medical and case management services<br>• Member of WeGoLook Board of Directors since 2017 | • 25 Years |
| **Kieran Rigby**<br>President, Claims Solutions | • Served as Crawford CEO for Europe and Latin America<br>• Previously CEO of GAB Robins UK until acquisition by Crawford | • 35 Years |
| **Larry Thomas**<br>President, Specialty Solutions | • Served as CEO for Crawford U.S. P&C and Contractor Connection division<br>• Held various management positions as well as regional vice president roles during 35 year tenure with Crawford | • 35 Years |

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Crawford is Delivering Solutions that Address Client and Industry Challenges New capital coming into industry Technological and sociological changes bringing new risks in an ever connected world Crawford responding to increased demand with global capabilities to address complex claims by specific loss type, industry and peril New solutions needed to reduce overall claim costs and drive efficiencies Crawford leveraging scalable technology platforms and AI, robotic process automation, machine learning, drones, WeGoLook® network and data analytics to reduce costs, improve satisfaction Risk managers continue to increase levels of deductibles Focus on cost management Risks are becoming more complex and interconnected Increasing demand for technology-based solutions Traditional carrier market seeking levers to improve returns and reduce cost of claims Crawford solutions are delivering reduced loss costs and enhancing policyholder experience creating a compelling buy vs. build option. The amount of third party capital is altering the insurance landscape Result is the emergence of new entities that require outsourced claims expertise that Crawford is well positioned to provide Risk managers taking advantage of safety investments by increasing deductibles on insurance programs Risk managers will look for TPA Solutions to manage claims in their deductibles 2

2018 Global Market Facing Service Lines Effective in 2018, the Company has realigned its operating segments by moving to a global service line reporting structure consisting of Crawford Claim Solutions, Crawford TPA Solutions: Broadspire and Crawford Specialty Solutions. The Company's revised operating segments are comprised of the following: Crawford Claims Solutions is comprised of Claims Field Operations and Catastrophe Services service lines previously reported within the U.S. Services and International segments Crawford TPA Solutions: Broadspire is comprised of the previously reported Broadspire segment and third party administration services within the International segment Crawford Specialty Solutions is comprised of the previously reported Garden City Group segment and the Global Technical Services and Contractor Connection service lines within U.S. Services and International segments 3

Crawford’s Claims Solutions Traditional field adjusting Drones Temporary Staffing Surveying for underwriting Vehicle & heavy equipment inspections Crowd sourced field inspections (WeGoLook) Catastrophe response Centralized intake/FNOL Global administration (FNOL to final payment) Comprehensive Suite of Services 3 Trulook is delivering 20-30% cost savings vs. traditional models Key Takeaways Global Presence Current engagements in over 70 countries Leveraging the reach of nearly 9,000 claims professionals + network of 40,000 Lookers On-Demand Capabilities Unprecedented response to Hurricanes Harvey, Irma, and Maria Over 400 adjusters from around the globe deployed to support Crawford’s clients Over 175,000 claims calls and 35,000 claims handled Revolutionizing the Claims Process Crawford is driving innovation in the claims settlement process The TruLook solution delivers: Ability to reach claimants anytime and anywhere Improved customer satisfaction and service All at a lower cost for clients and improved margins for Crawford

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# Crawford's TPA Solutions: Delivered by Broadspire

## Comprehensive Suite of Services

- Workers compensation
- Disability and leave management
- Auto/motor
- General liability
- Product liability & recall
- Medical management
- Accident & Health
- Employers liability
- Affinity/ Warranty

## Key Takeaways

| | |
|---|---|
| Global Presence | • Only TPA with global presence - claims managed in 15 countries in 2017<br>• 2018 launch of workers compensation services into Australian market |
| Technology Investment | • Data-driven approach with predictive components driving claim and clinical cost savings<br>• Artificial intelligence/robotic process automation in development to further streamline processes |
| Results That Matter | • Consistent reductions in total cost of risk for workers compensation programs:<br>- 53 days better than nationwide industry average for RTW on TTD claims<br>- 10%+ reduction in clients' total costs of risk/loss costs; 12% improved closure rates on average<br>- 87% outperform NCCI average medical cost per indemnity claim |

**47%**
U.S. Fortune 250 corporations served

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Crawford’s Specialty Solutions: Contractor Connection, GTS, GCG Key Takeaways Contractor Connection Industry’s largest contractor managed repair network – general and specialty contractors Indemnity management averaging 7% estimate accuracy reduction Proven LAE savings and reduced cycle times Proven customer satisfaction – NPS of 88%; customer satisfaction 9.3 (10 point scale) Global Technical Services (GTS) 400+ executive general adjusters with average of 25 years of experience Specialization in aviation, oil & gas, construction, hospitality, real estate, manufacturing, mining, forensic accounting and building consultancy Global network operating in 144 locations worldwide Integrated technology solutions (WeGoLook, drones) Legal Administrative Services (GCG) Unparalleled complex program experience – work with more than 3,400 settlements Expertise in mass phone and electronic claim notification Ability to scale contact center/launch website quickly in response to customer needs: 37 million calls handled in more than 40 languages; Distributed over $72 billion in recoveries in 50 currencies Managed Repair Services (Contractor Connection) Legal Administrative Services (GCG) Global Technical Services (GTS) Comprehensive Suite of Services 3

Innovating to Accelerate Growth, Improve Client Experience and Reduce Costs TruLook Claims triage process leverages self-service app, WeGoLook Lookers and traditional field adjusters to reduce costs and improve cycle times Drone Network Drone fleet provides quicker and safer inspections pre- and post-loss Total Construction Solution Total Construction Solution is driven by TPA capabilities with jurisdiction-specific workers’ compensation capabilities, forensic accounting capabilities, contractor emergency services and large loss repair solutions. Workers Comp Market Expansion Launch of workers’ compensation services in Australian market to expand Broadspire GSL in country with significant opportunity for new entrants 4

TruLookTM: The Benefits TruLookTM maximizes efficiencies throughout the claims-handling process to return accurate, precise information faster and at a lower cost. Reduce costs by 20% to 30% (on average) Process claims in as few as 3.7 days Reach claimants anytime and anywhere Increase customer satisfaction 3.7 24/7 $$ 4

Contractor Connection®: Overview Provides contractor-managed repair network for residential and commercial services. Our network of more than 6,000 general and specialty contractors provide services in the U.S., U.K., Canada, Australia and Germany. Contractor Connection is a proven solution that processes more than 350,000 ASSIGNMENTS $2.5 BILLION MORE THAN In total project costs annually & & 6,000 General and Specialty CONTRACTORS Our strict credentialing standards provide consistent vetting to ensure the protection and security of our customers. We leverage people, process and technology to create a “Quality Focused – Performance Driven” culture. Stringent financial review and contract administration Verification of insurance and state license Required contractor employee background check Three year contractor workmanship warranty 500 staff members dedicated to providing exceptional customer service Five Point Quality Assurance program ensures fair and reasonable estimates Contractor scorecard (POMS) drives network performance 4

Total Construction Solution Construction is a risky business. Choosing the right claims partner is critical for delivering projects on time and on budget while reducing total loss costs. Crawford offers an unparalleled solution. 4 Construction Expertise Designated Construction Liability Team Subrogation/Liens Workers Compensation Well versed and experienced in labor law, contractual issues, coverage, additional insured, tenders and construction defects Industry experience across general contractors, trade contractors, project structures, including CCIPs Liability team work closely with workers compensation examiners on such matters as investigation and claims management in an effort to drive global settlements Tenured staff brings significant construction experience Tenured subrogation staff brings multi-state experience to ensure that liens are protected Subrogation handled out of Hauppauge, New York Service Center National presence, local expertise – claims handled in regional centers or in hub model Solutions for RTW – use of job banks, allocation/charge back system, worker on loan program Integrated intake, claims medical management, loss adjusting and analytics programs increase productivity and reduce costs

Global Workers Compensation Services A comprehensive approach to workers compensation that reduces overall claim costs while helping to ensure employees receive the support needed to enable a safe return to work 4 Workers compensation service expansion in Australia: Enabled by a Broadspire brand that is already well established Solution complements other professional claims solutions in country Market offers significant opportunity for new entrants Advanced technology, consultative analytics and risk management information system (RMIS) provide custom dashboards to drill down data to root level

Two Consecutive Years of Growth in Earnings Positive trend in earnings over the last two years of operation for Crawford 24.6% Non-GAAP Earnings per Share CAGR for CRD-B 5

Crawford Is Focused on Shareholder Returns Crawford continues to return capital to shareholders in the form of quarterly cash dividends and share repurchases Through the fourth quarter of 2017, Crawford has repurchased ~700k shares of CRD-A and ~188k shares of CRD-B under the Company’s two million share repurchase authorization plan Dividends on both the Class A and B shares were stable in 2016 and 2017, after increasing over the prior 3 years 6

YEAR ENDING DECEMBER 31, 2018 Low End High End Consolidated revenues before reimbursements $1.12 $1.14 billion Net income attributable to shareholders of Crawford & Company $43.0 $48.0 million Diluted earnings per share--CRD-A $0.78 $0.88 per share Diluted earnings per share--CRD-B $0.71 $0.81 per share Consolidated operating earnings $85.0 $95.0 million Consolidated adjusted EBITDA $127.0 $137.0 million 2018 Guidance Crawford & Company is providing initial guidance for 2018 as follows: The Company's guidance assumes a 31.7% effective tax rate which incorporates the key provisions of U.S. tax reform The Company does not anticipate any restructuring or special charges during 2018

Positioned For A Return To Growth Successfully reduced costs and streamlined Crawford’s operations Refreshed Crawford’s core mission and values Recruited experienced, senior leadership Launched new products and services Re-organized Crawford into Global Service Lines to position the Company to take share and drive growth Positioned Crawford to achieve our long term goal of 5% revenue and 15% earnings growth, annually

Questions & Answers //////////////////////////////////////////////////////////////////////////

Appendix A: Global Service Lines

Crawford®

Bringing Our Service Lines Together to Address the Problems of Today and the Challenges of Tomorrow Corporations Total Property Solution for property managers, hotels Total Construction Solution for contractors Cyber Incident Management Product Recall Incident Management Technology-enabled TPA Solutions Carriers Optimized auto claims using WeGoLook and AI Outsourcer of Underscale carrier functions (eg FNOL) CAT and property claims using TruLook Brokers and Intermediaries Partner with trusted advisors to carriers and corporations 4

Appendix B: Consolidated Financial Information //////////////////////////////////////////////////////////////////////////

2017 Business Highlights Consolidated revenues were $1.106 billion in 2017 compared to $1.109 billion in 2016. Revenues grew on a constant dollar basis after considering foreign exchange impacts of $8.5 million in 2017 Three of our operating segments achieved their 10% operating margin goal for the year Non-GAAP earnings per share increased 76% for CRD-A and 87% for CRD-B for the 2017 fourth quarter, before goodwill impairment charges, restructuring and special charges, and the impact of tax reform in the U.S. Increased revenues in our U.S. Services segment of 16.5% as a result of hurricanes Harvey, Irma and Maria and WeGoLook Broadspire delivered increased revenues, earnings and margins for the 6th year in a row International saw solid growth in operating earnings and margins Garden City Group continued to face a challenging market environment with fewer larger, high value cases

Full Year 2017 Revenues, Operating Earnings & Adjusted EBITDA Revenues ($ in millions) Consolidated Operating Earnings (1) ($ in millions) Adjusted EBITDA (1) ($ in millions) (1) See Appendix for non-GAAP explanation and reconciliation 27

Appendix B: Non-GAAP Financial Information

Crawford®

Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. The reconciliation from Cash Flows from Operating Activities is provided on slide 14. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, goodwill impairment charges, restructuring and special charges, income taxes, and net income or loss attributable to noncontrolling interests. APPENDIX: NON-GAAP FINANCIAL INFORMATION

Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income with adjustments for depreciation and amortization, interest expense-net, income tax provision, restructuring and special charges,goodwill impairment charges and non-cash stock-based compensation expense. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Non-GAAP Adjusted Net Income and Diluted Earnings per Share Included in non-GAAP adjusted net income as an add back to GAAP net income and diluted earnings per share, are restructuring and special charges net of tax, goodwill impairment charges, and the impact of U.S. tax reform, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations. APPENDIX: NON-GAAP FINANCIAL INFORMATION (continued)

# RECONCILIATION OF NON-GAAP ITEMS

## Revenues, Costs of Services Provided, and Operating Earnings

| Unaudited ($ in thousands) | Quarter Ended December 31, 2017 | Quarter Ended December 31, 2016 | Full Year Guidance 2018 * |
|---|---|---|---|
| **Revenues Before Reimbursements** | | | |
| Total Revenues | $ 313,541 | $ 293,624 | $ 1,198,000 |
| Reimbursements | (14,774) | (21,201) | (68,000) |
| Revenues Before Reimbursements | $ 298,767 | $ 272,423 | $ 1,130,000 |
| **Costs of Services Provided, Before Reimbursements** | | | |
| Total Costs of Services | $ 228,027 | $ 214,326 | |
| Reimbursements | (14,774) | (21,201) | |
| Costs of Services Provided, Before Reimbursements | $ 213,253 | $ 193,125 | |

| Unaudited ($ in thousands) | Quarter Ended December 31, 2017 | Quarter Ended December 31, 2016 | Full Year Guidance 2018 * |
|---|---|---|---|
| **Operating Earnings:** | | | |
| U.S. Services | $ 9,486 | $ 7,681 | |
| International | 17,554 | 11,381 | |
| Broadspire | 8,494 | 6,506 | |
| Garden City Group | (2,106) | 1,243 | |
| Unallocated corporate and shared costs, net | (9,226) | (6,517) | |
| **Consolidated Operating Earnings** | 24,202 | 20,294 | $ 90,000 |
| Deduct: | | | |
| Net corporate interest expense | (2,388) | (1,632) | (10,000) |
| Stock option expense | (376) | (218) | (1,800) |
| Amortization expense | (2,747) | (2,312) | (11,000) |
| Goodwill impairment charges | (19,598) | — | — |
| Restructuring and special charges | (3,266) | (2,059) | — |
| Income taxes | 1,530 | (5,536) | (21,000) |
| Net income (loss) attributable to non-controlling interests and redeemable noncontrolling interests | 630 | (773) | (700) |
| **Net (Loss) Income Attributable to Shareholders of Crawford & Company** | $ (2,013) | $ 7,764 | $ 45,500 |

** Midpoints of Company's Guidance, updated March 7, 2018*

Crawford®

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RECONCILIATION OF NON-GAAP ITEMS (continued) Adjusted EBITDA Quarter Ended Quarter Ended Year Ended Year Ended Full Year Full Year December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, Guidance Guidance Unaudited ($ in thousands) 2017 2017 2016 2016 2017 2017 2016 2016 2018 * 2018 * Net (loss) income attributable to shareholders of Crawford & Company $ (2,013) $ 7,764 $ 27,665 $ 35,966 $ 45,500 Add: Depreciation and amortization 11,010 10,100 41,658 40,743 48,300 Stock-based compensation 1,688 2,006 6,661 5,252 7,200 Net corporate interest expense 2,388 1,632 9,062 9,185 10,000 Goodwill impairment charges 19,598 — 19,598 — — Restructuring and special charges 3,266 2,059 12,084 9,490 — Income taxes (1,530) 5,536 15,039 25,565 21,000 Adjusted EBITDA $ 34,407 $ 29,097 $ 131,767 $ 126,201 $ 132,000 * Midpoints of Company's Guidance, updated March 7, 2018